Exhibit 10.18.2

June 15, 2015

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

Attention: Gary B. Humphreys

4413 Carey Street

Fort Worth, Texas 76119

Re:	Second Amendment to Loan Agreement

Ladies and Gentlemen:

This letter (this “Amendment”) amends the Loan Agreement dated June 15, 2014, among MAALT, L.P., a Texas limited partnership, and GHMR OPERATIONS, L.L.C., a Texas limited liability company (collectively “Borrowers”); DENETZ LOGISTICS, L.L.C., a Texas limited liability company, GARY B. HUMPHREYS, MARTIN W. ROBERTSON, and the Trust Guarantors (as defined below) (collectively “Guarantors”); and PLAINSCAPITAL BANK (“Lender”), as amended by the First Amendment dated February 11, 2015 (collectively the “Loan Agreement”). Capitalized terms below have the meanings assigned in the Loan Agreement.

1. Revolving Loan. Borrowers have requested that Lender renew and extend the Revolving Loan, and Lender has agreed on the terms set forth in this Amendment. Subsection (a) of Section 1A of the Loan Agreement is hereby amended to read as follows:

“(a) Subject to the terms and conditions set forth in the Loan Agreement and the other Loan Documents, Lender agrees to make a revolving loan to MAALT in the maximum principal amount of $2,000,000.00 (the “Revolving Loan”) on the terms set forth in the promissory note attached as Exhibit E to this Amendment (the “Revolving Note”), for the purposes set forth in the Loan Agreement. Subject to the terms and conditions of the Loan Agreement, MAALT may borrow, repay, and reborrow on a revolving basis from time to time during the period commencing on the date of this Amendment and continuing through 11:00 a.m. (Fort Worth, Texas time) on June 15, 2016 (the “Termination Date”), such amounts as MAALT may request under the Revolving Loan; provided, however, the total principal amount outstanding at any time shall not exceed the lesser of (i) the aggregate sums permitted under the Borrowing Base,

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

June 15, 2015

or (ii) $2,000,000.00. All sums advanced under the Revolving Loan, together with all accrued but unpaid interest thereon, shall be due and payable in full on the Termination Date.”

2. Conditions Precedent. The obligation of Lender to enter into this Amendment and renew and extend the Revolving Loan is subject to Borrower’s satisfaction, in Lender’s sole discretion, of the following conditions precedent:

(a) Borrower shall be in compliance in all material respects with the conditions set forth in Subsection (a) of Section 4 of the Loan Agreement as of the date of this Amendment, and all representations and warranties set forth in Section 5 of the Loan Agreement must be true in all material respects as of the date of this Amendment.

(b) the negotiation, execution, and delivery of Loan Documents in Proper Form, including, but not limited to, the following:

(i)	this Amendment;

(ii)	the Revolving Note;

(iii)	Ratification of Guaranties signed by General Partner, Company Guarantors, and the Trusts;

(v)	a Borrowing Resolution from MAALT.

(c) a Material Adverse Change shall not have occurred.

3. Confirmations. (a) As security for the Notes, Borrowers previously executed the Security Documents. Borrowers ratify and confirm the Security Documents, acknowledge that they are valid, subsisting, and binding, and agree that the Security Documents secure payment of the Notes (including the Revolving Note), the Loans (including the Revolving Loan), and all other Secured Obligations.

(b) In connection with the Notes, Guarantors executed the Guaranties. Guarantors ratify and confirm the Guaranties, acknowledge that the Guaranties are valid, subsisting, and binding upon Guarantors, and agree that the Guaranties guarantee payment of the Notes (including the Revolving Note), the Loans (including the Revolving Loan), and all other Secured Obligations.

(c) Borrowers hereby represents to Lender that all representations and warranties set forth in Section 5 of the Loan Agreement are true and correct in all material respects as of the date of execution of this Amendment; and that Borrower is in compliance in all material respects as of the date of execution of this Amendment with all covenants set forth in Section 6 of the Loan Agreement, all financial covenants set forth in Section 7 of the Loan Agreement, and all reporting requirements set forth in Section 8 of the Loan Agreement.

4. Validity and Defaults. The Loan Agreement, as amended, remains in full force and effect. Borrowers and Guarantors acknowledge that the Loan Agreement, the Notes, the

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

June 15, 2015

Security Documents, the Guaranties, and the other Loan Documents are valid, subsisting, and binding upon Borrowers and Guarantors; no uncured breaches or defaults exist under the Loan Agreement, as amended; and no event has occurred or circumstance exists which, with the passing of time or giving of notice, will constitute a default or breach under the Loan Agreement, as amended. Borrowers and Guarantors ratify the Loan Agreement, as amended.

5. Regulation B — Notice of Joint Intent. Federal Regulation B (Equal Credit Opportunity Act) requires Lender to obtain evidence of Borrowers’ intention to apply for joint credit. Borrowers’ and Guarantors’ signatures below shall evidence such intent. Borrowers’ and Guarantors’ intent shall apply to future related extensions of joint credit and joint guaranty.

6. Counterparts. This Amendment and the related Loan Documents may be executed in counterparts, and Lender is authorized to attach the signature pages from the counterparts to copies for Lender and Borrowers and filing counterparts. At Lender’s option, this Amendment and the related Loan Documents may also be executed by Borrowers and Guarantors in remote locations with signature pages faxed or scanned and e-mailed to Lender. Borrowers and Guarantors agree that the faxed and scanned signatures are binding upon Borrowers and Guarantors, and Borrowers and Guarantors further agree to promptly deliver the original signatures for this Amendment and the related Loan Documents by overnight mail or expedited delivery. It will be an Event of Default if Borrowers or Guarantors fail to promptly deliver all required original signatures.

7. Captions. Captions are for convenience only and should not be used in interpreting this Amendment.

8. Final Agreement. (a) In connection with the Loans, Borrowers, Guarantors, and Lender have executed and delivered this Amendment, the Loan Agreement, and the Loan Documents (collectively the “Written Loan Agreement”).

(b) It is the intention of Borrowers, Guarantors, and Lender that this paragraph be incorporated by reference into each of the Loan Documents. Borrowers, Guarantors, and Lender each warrant and represent that their entire agreement with respect to the Loans is contained within the Written Loan Agreement, and that no agreements or promises have been made by, or exist by or among, Borrowers, Guarantors, and Lender that are not reflected in the Written Loan Agreement.

(c) THE LOAN AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

June 15, 2015

If the foregoing correctly sets forth your understanding of our agreement, please sign and return one copy of this Amendment.

Yours very truly,
PLAINSCAPITAL BANK
By:	/s/ Keeton Moore
Keeton Moore, Senior Vice President

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

June 15, 2015

Accepted and agreed to

this      day of June, 2015:

BORROWERS:

MAALT, L.P.,
a Texas limited partnership
By:	Denetz Logistics, L.L.C.,
a Texas limited liability company, its general partner
	By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

GHMR OPERATIONS, L.L.C.,
a Texas limited liability company

By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

MAALT, L.P.

GHMR OPERATIONS, L.L.C.

June 15, 2015

GUARANTORS:
DENETZ LOGISTICS, L.L.C., a Texas limited liability company
By:	/s/ Gary B. Humphreys
Gary B. Humphreys, Manager

/s/ Gary B. Humphreys
GARY B. HUMPHREYS
/s/ Martin W. Robertson
MARTIN W. ROBERTSON

Exhibits and Schedules

Exhibit E - Revolving Note